UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2006

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 2 AND 4 THROUGH 9 NOT APPLICABLE

ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

          On August 16, 2006, the Board of Directors (the “Board”) of Astoria Financial Corporation (the “Company”) decided to allow the rights issued under the Rights Agreement, dated as of July 17, 1996, as amended, by and between the Company and ChaseMellon Shareholder Services, L.L.C., now known as Mellon Investor Services LLC, as rights agent, to expire by its own terms on September 3, 2006.  The rights permit stockholders to acquire shares of the Company’s Series A Junior Participating Preferred Stock, par value $.01 per share, from the Company at substantially below market value under certain change-in-control scenarios.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham

Peter J. Cunningham
First Vice President and
Director of Investor Relations

Dated:  August 16, 2006